Compaq

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q        Able Auctions and Compaq Confidential       4


Scope


         This document describes the timelines for the services required by Able Auctions to implement the Compaq Distributed Internet Server Array. The implementation of these components is performed in a phased manner. Details of these phases are as follows:

Phase 1
--------------------------- -------------------- --------------------------------------------------- -----------------

Component                   Responsibility       Description                                         Date
--------------------------- -------------------- --------------------------------------------------- -----------------
--------------------------- -------------------- --------------------------------------------------- -----------------

Application Servers         Dexton               Install and configure internal components           Ongoing

                                                 Install and configure Windows NT

                                                 Install and configure Internet Information Server

                                                 Install and configure PDC/BDC                       End Sep. 30
--------------------------- -------------------- --------------------------------------------------- -----------------
--------------------------- -------------------- --------------------------------------------------- -----------------

App Server delivery         Dexton               Deliver servers to BCTel Server Park                Start Oct 1

                                                 Install into racks at BCT site                      End Oct 4
--------------------------- -------------------- --------------------------------------------------- -----------------


--------------------------- -------------------- --------------------------------------------------- -----------------

Component                   Responsibility       Description                                         Date
--------------------------- -------------------- --------------------------------------------------- -----------------
--------------------------- -------------------- --------------------------------------------------- -----------------

Database Cluster            Compaq - David       Install and configure clustering                    Start Sep 24
                            Friend
                                                                                                     End Sep 27

                                                  Install and configure SQL server
                            Compaq- David
                            Friend                                                                   Start Sep 27

                                                                                                     End Oct 1

                            Dexton

                                                 Ship Cluster to BC Tel. Install in Racks.           Start Oct 1

                                                                                                     End Oct 4
--------------------------- -------------------- --------------------------------------------------- -----------------


Phase 3 - Security Assesment
--------------------------- ----------------------------------- ---------------------------------- -------------------

Component                   Responsibility                      Description                        Dates
--------------------------- ----------------------------------- ---------------------------------- -------------------
--------------------------- ----------------------------------- ---------------------------------- -------------------

System Scanning             Compaq - Ron Ryan                   Scan IIS servers and MSCS          Start Oct 5
                                                                cluster. Provide Reports to
                            /David Friend                       Dexton as they are completed.      End Oct 7



Internet Scan               Compaq - Ron Ryan                   Internet Scan of Firewall, DMZ     Start Oct 14
                                                                and Production environment
                                                                                                   End Oct 15


                                                                Develop High level security
Security Policy             Dexton/Compaq - Ron Ryan            policy that defines the stance     Ongoing
                                                                of Able Auctions.


--------------------------- ----------------------------------- ---------------------------------- -------------------


The system scanning phase requires all HW and SW to be installed and operational.

 A complete set of IP addresses must be supplied for every server, router, and firewall in order to get proper licensing. This is necessary for both system scanning and Internet scanning.

Security Policy generation requires a high level of Customer involvement. This is a high level consulting engagement requiring interviews with site management staff.

Phase 4
--------------------------- ------------------------------------ --------------------------------- -------------------

Component                   Responsibility                       Description
--------------------------- ------------------------------------ --------------------------------- -------------------
--------------------------- ------------------------------------ --------------------------------- -------------------

Load Balancer               Compaq - Ron Ryan/Nortel             Install and configure load        Strt Oct 5
                                                                 balancer with Nortel in Edmonton
                                                                                                   End Oct 5


                                                                 Install Accelar 750 onsite at
                                                                 BC Tel.                           Strt Oct 6

                            Nortel/Compaq                                                          End Oct 7
--------------------------- ------------------------------------ --------------------------------- -------------------
--------------------------- ------------------------------------ --------------------------------- -------------------

Cache appliance             Compaq - David Friend/Ron Ryan       Install and configure internet    Strt Oct 6
                                                                 cache appliance
                                                                                                   End Oct 7

--------------------------- ------------------------------------ --------------------------------- -------------------

When Cache  Appliance  arrives,  insure that the manuals are provided to Compaq.
This should be done well before October 6.

Phase 5
--------------------------------------------- ---------------------- ----------------------------- -------------------

Component                                     Responsibility         Description
--------------------------------------------- ---------------------- ----------------------------- -------------------
--------------------------------------------- ---------------------- ----------------------------- -------------------

Rev. Level Verification - FW and driver       Compaq                 Firmware and supportability   Start Oct 5
check and updates                                                    checks
--------------------------------------------- ---------------------- ----------------------------- -------------------


COMPAQ Deliverables

Security Assessment                                                       5 days
                                                                      $10,250.00
o        Install and run assessment software
o        Design and produce assessment report





Database Clustering
                                                                       $8,696.00
o        As per SOW from David Friend

Load Balancing                                                     Nortel/Compaq
o        Format and configure load balancing hardware/software

Cache Appliance                                                    Compaq/Dexton
o

 Install and configure Compaq caching appliance



Security Policy Services Compaq o Develop a security policy in conjunction with Able Auctions, and Dexton.

                                                                       $7,500.00

Costing

Compaq per diem rates for consulting services defined outside of a Statement of Work are $1500. We would be happy to address the deliverables on an individual basis as per your request.

A complete costing of this project can be arrived at after the definition of responsibilities has been defined.